COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Pledges:

The Company has pledged certain items of its equipment and the rights to any insurance claims on such items to secure its debts to banks, as well as placed floating liens on all of its remaining assets in favor of the banks. As of December 31, 2025 the Company has no debt to banks; however such pledges has not yet been cancelled.

b.	Indemnification agreement:

The Company entered into indemnification agreements with each of its directors and officers and undertook to enter into the same agreement with future directors and officers. Such indemnification amount will not exceed: (i) the value of 25% of the Company’s net equity according to the audited or reviewed financial statement known at the time the request for indemnification was submitted; or (ii) $3,000,000, whichever is greater.

The Israeli Companies Law provides that an Israeli company cannot exculpate an office holder from liability with respect to a breach of his or her duty of loyalty. If permitted by its articles of association, a company may exculpate in advance an officer from his or her liability to the company, in whole or in part, with respect to a breach of his or her duty of care. However, a company may not exculpate in advance a director from his or her liability to the company with respect to a breach of his duty of care with respect to distributions.

The Company's articles of association allow it to exculpate any office holder from his or her liability for breach of duty of care, to the maximum extent permitted by law, before or after the occurrence giving rise to such liability. As of December 31, 2025, no liability was recorded with respect to the indemnification agreement.

c.	Contingent Liabilities:

Environmental Related Matters

The Company has business permit in order to continue operating its business until December 31, 2028. The permit is subject to certain conditions, especially certain conditions imposed by the Israeli Ministry of Environmental Protection. Compliance with these conditions may be costly.

In January 2023, the Company received a notification from the Ministry that it intends to impose a penalty of approximately $0.6 million for an alleged breach of the Clean Air Law during the years 2019-2020. The Company paid this penalty.

In October 2023, the Company received a notice from the Ministry regarding some suspicion of contamination of the soil from a drilling survey that was done in May 2021 at the factory. On January 24, 2024, representatives of the Ministry visited the Company's facility and informed the Company that an additional survey of the soil and groundwater in the facility area would be required. In June 2025, the Company received a request from the Water Authority to carry out a preliminary investigation of the groundwater at the facility. The Company submitted its proposed investigation plan, which has been approved, and is expected to carried During 2026. As of December 31, 2025, the Company is still in discussions with the Ministry regarding the need and scope a soil survey and the revisions made to the Company's poison permit to include instructions on this subject and applicable deadlines.

In February 2026, the Company received a summons for a hearing from representatives of the Ministry of Environmental Protection in connection with two hazardous materials incidents that occurred during 2025. The hearing is scheduled to take place in April 2026. As of the balance sheet date, the Company is unable to assess the outcome of this hearing.